                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): December 5, 1997


                         CEDAR INCOME FUND, LTD
         (Exact name of registrant as specified in its charter)



            Iowa                  0-14510          42-1241468
(State or other jurisdiction (Commission File    (IRS Employer
     of incorporation)             No.)       Identification No.)


  4333 Edgewood Road N.E.,               52499
     Cedar Rapids, Iowa                (Zip Code)
   (Address of principal
     executive offices)


   Registrant's telephone number, including area code:  (319) 398-8975


                                   N/A
      (Former name or former address, if changed since last report)

Item 5.   Other Events.

On December 5, 1997, Cedar Income Fund, Ltd. announced that it has entered into a Memorandum of Understanding with an unaffiliated entity (the "Buyer") pursuant to which the Buyer, subject to certain conditions, will commence a cash tender offer on or prior to January 15, 1998, for all of the outstanding shares of common stock of Cedar for $7.00 per share. It is anticipated that the closing of the tender offer will be subject to certain conditions, including the tender of at least a majority of the outstanding shares of Cedar. AEGON USA, Inc., beneficial owner of approximately 26% of the outstanding shares of Cedar, has agreed with the Buyer, subject to certain conditions, to tender its shares of Cedar. A news release issued on December 5, 1997, is incorporated by reference to Item 7(c) of this report, and included as an exhibit hereto.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

          (2.1) Memorandum of Understanding dated as of December 5, 1997, between Cedar Income Fund, Ltd. and SKR Management Corp.

          (2.2) Escrow Agreement dated as of December 5, 1997, between Cedar Income Fund, Ltd., SKR Management Corp. and American Title Company.

          (2.3) Tender Agreement dated as of December 5, 1997, between various subsidiaries of AEGON USA, Inc. and SKR Management Corp.

          (99)      News release dated December 5, 1997.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CEDAR INCOME FUND, LTD




                              /s/ Alan F. Fletcher
                              Alan F. Fletcher
                              Vice President and Treasurer
                              (principal financial officer)



Dated:  December 8, 1997

                              EXHIBIT INDEX


Exhibit
Item                          Title or Description

 2.1 Memorandum of Understanding dated as of December 5, 1997, between Cedar Income Fund, Ltd. and SKR Management Corp.

 2.2 Escrow Agreement dated as of December 5, 1997, between Cedar Income Fund, Ltd., SKRManagement Corp. and American Title Company.

 2.3 Tender Agreement dated as of December 5, 1997, between various subsidiaries of AEGON USA, Inc. and SKR Management Corp.

 99    News Release dated December 5, 1997.

EXHIBIT 2.1
                       Memorandum of Understanding

     This Memorandum of Understanding is made and entered into as of the 5th day of December, 1997, by and between Cedar Income Fund, Ltd., an Iowa corporation (hereinafter referred to as "Cedar"), and SKR Management Corp., a New York corporation (hereinafter referred to as "SKR").

                          W i t n e s s e t h:

     Whereas, Cedar is in the business of owning and operating commercial property;

     Whereas, SKR is proposing to make an all cash tender offer of not less than $7.00 per share for all of the outstanding shares of common stock, $1.00 par value per share of Cedar (the "Shares") (hereinafter referred to as the "Tender Offer"), and is willing to deposit $750,000 in cash as an earnest money deposit (hereinafter referred to as the "Earnest Money Deposit") in connection with the Tender Offer, all upon the terms and conditions hereinafter set forth; and

     Whereas, the Earnest Money Deposit will be held by American Title Company, as agent (the "Agent"), pursuant to an Escrow Agreement dated as of the date hereof (the "Escrow Agreement");

     Now, Therefore, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     1. Earnest Money Deposit. Concurrently with the execution of this Agreement, SKR is making the Earnest Money Deposit to the Agent to be held for the benefit of Cedar in accordance with the terms of this Agreement. The Earnest Money Deposit shall be held by the Agent pursuant to the Escrow Agreement.

     2. Retention of Earnest Money Deposit. Cedar shall be entitled to retain the Earnest Money Deposit for its own benefit, except under the following circumstances (each hereinafter referred to as a "Repayment Event"):

          (i) SKR notifies Cedar in writing within fifteen days after the execution of this Agreement by both parties that, based upon an inspection of one or more of the properties owned by Cedar, SKR estimates in good faith that there exists environmental problems with respect to one or more of the properties respecting which the owner or operator of said properties could reasonably be expected to incur liability of at least $100,000 in the aggregate in connection with the remediation of such problems and/or the payment of fines, penalties or damages to third parties; or

         (ii) Cedar enters into a contract with a third party for the sale or other disposition of all or substantially all of the assets of Cedar or the merger or consolidation of Cedar into another entity, or any reclassification or restructuring involving or affecting the Shares prior to or during the pendency of the Tender Offer; or

        (iii) provided SKR has commenced (as defined under Rule 14d-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) the Tender Offer within 60 days after the execution of this Agreement by both parties in full compliance with all applicable Federal and state laws, and subject only to the Tender Offer Conditions, as such term is hereinafter defined (hereinafter referred to as the "Tender Offer"), SKR fails to accept for payment by February 12, 1998 all Shares tendered pursuant to the Tender Offer solely as a result of a failure of the Tender Offer Conditions; or

         (iv) the Administrative and Advisory Agreement between Cedar and Aegon USA Realty Advisors, Inc. ("Advisors"), and the Management Agreement between Cedar and Aegon USA Realty Management, Inc. ("Management") shall not have been terminated by all parties thereto effective upon consummation of the Tender Offer; or

          (v) a breach by Cedar of its covenants contained in this Agreement; or

         (vi) the Board of Directors of Cedar does not recommend to the shareholders of Cedar that they tender their shares pursuant to the Tender Offer or withdraws such a recommendation; or

        (vii)    the payment for all outstanding Shares tendered pursuant
     to   the  Tender  Offer,  provided  such  payment  occurs  prior  to
     February 12, 1998.

As used herein, the term "Tender Offer Conditions" shall mean: (i) there being validly tendered and not withdrawn prior to the expiration of the Tender Offer at least a majority of the outstanding Shares, (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (iii) the receipt of any applicable governmental approval or consent, and (iv) the absence of any order or any action or proceeding, by or before any court or governmental, administrative or regulatory authority or agency which does or would reasonably be expected to unreasonably delay or burden, restrain or prohibit the consummation of the Tender Offer or seek to obtain material damages in connection therewith.

      3.    Repayment  of Earnest Money Deposit; Release to  Cedar.   (i)
Within five business days after the occurrence of a Repayment Event, Cedar shall instruct the Agent to pay to SKR the Earnest Money Deposit together with any other funds held pursuant to the Escrow Agreement and thereafter none of the parties hereto shall have any further rights or remedies hereunder. (ii) The Earnest Money Deposit together with any other funds held pursuant to the Escrow Agreement shall be released by the Agent to Cedar, and SKR's right to a return of such amount pursuant to a Repayment Event shall terminate, upon the earliest to occur of (a) January 15, 1998 if SKR has not commenced (as defined under said Rule 14d-
2) the Tender Offer by such date, (b) February 12, 1998, as may be extended as contemplated hereunder, and (c) December 31, 1997, if SKR shall not have delivered to Cedar by 5:00 p.m. Central Time on such date a signed letter in form and substance reasonably acceptable to Cedar from a bank or other financial institution having capital and surplus of at least $75,000,000 committing such bank or financial institution to finance the acquisition of the Shares by SKR pursuant to the Tender Offer, subject only to such conditions (including, without limitation, the appraised value of any collateral to be pledged) as are reasonably customary in letters of such type. Upon a release of the Earnest Money Deposit pursuant to this Section 3, this Agreement shall terminate.

      4. Conduct of Business. Until the earliest to occur of (a) the date of acceptance for payment by SKR of any Shares tendered in the Tender Offer, (b) termination of the Tender Offer, or (c) February 12, 1998, Cedar agrees to conduct its business and to hold its assets in the ordinary course consistent with past practice and, without the prior written consent of SKR, will not (i) enter into any material agreements, except for indemnity agreements with the officers and directors of Cedar, the purchase of officers and directors liability insurance coverage for 3 years with an aggregate premium not to exceed $60,000, and the incurrence of reasonable expenses related to the transactions contemplated by this Agreement, (ii) make any material changes in its business or assets,
(iii)   amend  or  modify  its  articles  of  incorporation  or   bylaws,
(iv) declare or pay any cash or stock dividends or distributions to shareholders except regular quarterly dividends in an amount not to exceed $.10 per share per quarter or such greater amount as Cedar deems necessary to maintain its status as a "real estate investment trust" pursuant to Section 856 et seq. of the Internal Revenue Code of 1986, as amended, (v) issue any equity securities of Cedar or any securities convertible or exercisable into such equity securities, or (vi) incur any indebtedness (other than in connection with build outs associated with leasing activities and accounts payable incurred in the ordinary course of business consistent with past practice) other than in the ordinary course of business consistent with past practice but not in an amount to exceed $25,000 for any individual incurrence or $100,000 in the aggregate. In the event of the sale of Corporate Center East Phase I pursuant to and in accordance with the option currently outstanding ( a copy of which has previously been delivered to SKR), Cedar agrees to segregate and retain the proceeds from such sale until the earliest to occur of (a), (b) or (c) above and SKR hereby consents to such sale. Notwithstanding the foregoing, in the event the Tender Offer is not commenced (as defined under said Rule 14d-2) by January 15, 1998, this provision shall be of no further force or effect.

      5. Fiduciary Limitations. Subject to the provisions of (i), (ii) and (iii) in this Section 5 set forth below, Cedar agrees that it shall
(a) not, and that it shall not authorize or permit any of its officers, directors, employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant) to, initiate, solicit or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries concerning, or the making or implementation of, any proposal relating to, or that may reasonably be expected to lead to any Competing Transaction (as defined below), or engage in any negotiations concerning, agree to or endorse, provide any confidential information or data to any person relating to a Competing Transaction; and (b) notify SKR promptly if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, Cedar, or any of its officers, directors, employees, agents or representatives (such notification to include the terms and assumptions of the inquiry or proposal, the identity of the parties making such inquiry or proposal and, if such inquiry or proposal is in writing, a copy of the inquiry or proposal). Notwithstanding the foregoing, nothing contained in this Agreement shall prohibit Cedar from:

          (i) furnishing information to, or entering into discussions, negotiations or a transaction with, any person or entity that makes an unsolicited contact in connection with a bona fide Competing Transaction, if, and only to the extent that:

               (a) the Board of Directors of Cedar determines in good faith that such action is required for the Board of Directors to comply with its fiduciary duties to shareholders imposed by law;

                (b)     prior   to  Cedar  furnishing  any   confidential
          information to such other person, such other person executes a confidentiality agreement with Cedar in customary form;

               (c) prior to furnishing such information to, or entering into discussions (other than responding to an initial inquiry) or negotiations with, such person or entity, Cedar provides written notice to SKR to the effect that it is furnishing information to, or entering into discussions or negotiations with, such person or entity; and

               (d) Cedar keeps SKR reasonably informed of the status of any such discussions or negotiations;

         (ii) terminating and concluding any discussions regarding proposals with respect to a Competing Transaction received by Cedar prior to the execution of this Agreement by both parties; or

        (iii) taking or disclosing to the shareholders of Cedar a position with respect to any such Competing Transaction, or this transaction that, in the judgment of the Board of Directors of Cedar, as determined in good faith, is required for the Board of Directors to comply with its fiduciary duties to shareholders imposed by law, and, to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to a Competing Transaction.

     As used herein, "Competing Transaction" means any of the following transactions (other than the transactions contemplated by this Agreement) involving Cedar: (i) any merger, consolidation, share exchange, business combination or similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of thirty-five percent (35%) or more of the assets of Cedar; (iii) any tender offer or exchange offer for thirty-five percent (35%) or more of the outstanding shares of capital stock of Cedar; (iv) any person acquiring beneficial ownership of, or any group (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) being formed which beneficially owns or has the right to acquire beneficial ownership of, thirty-five percent (35%) or more of the outstanding shares of capital stock of Cedar; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

      6.   Recommendation of Cedar's Board.  Subject to the provisions of
Section 5 hereof and the receipt and nonwithdrawal of an opinion of Raymond James & Associates, Inc. that the consideration to be paid to the holders of Shares in the Tender Offer is fair to the shareholders of Cedar from a financial point of view, Cedar agrees to recommend in the
Schedule 14d-9 to be filed by Cedar in connection with the Tender Offer to its shareholders that they tender their Shares in the Tender Offer.

      7. Environmental Testing. Cedar agrees to provide SKR and its representatives with reasonable access to all of its properties during the fifteen day period following the execution of this Agreement by both parties for purposes of conducting environmental inspections of said properties.

      8. Tender Offer. Without the prior written consent of Cedar, SKR shall not (i) decrease the price per share or change the form of consideration payable in the Tender Offer, (ii) decrease the number of Shares sought in the Tender Offer, or (iii) change the Tender Offer Conditions or impose additional conditions to the Tender Offer. Upon the terms and subject to the Tender Offer Conditions, SKR will accept for payment and purchase, as soon as permitted under the terms of the Tender Offer, all Shares properly and validly tendered and not withdrawn prior to the expiration of the Tender Offer.

      9.   Director and Officer Liability.  SKR agrees that Sections 4.2,
4.4 and Article X of the Restated Articles of Incorporation of Cedar in effect on the date of this Agreement shall not be amended, repealed or otherwise modified for a period of 60 months after the consummation of the Tender Offer in any manner that would reasonably be expected to adversely affect the rights thereunder of individuals who at any time prior to such consummation were directors or officers of Cedar in respect of actions or omissions occurring at or prior to such consummation (including, without limitation, the transactions contemplated by this Agreement), unless such modification is required by law.

     Each present or former officer or director of Cedar shall have rights as a third party beneficiary under this Section 9 as separate contractual rights for his or her benefit and such right shall be enforceable by such person, its heirs and personal representatives and shall be binding on Cedar and its successors and assigns.

     Cedar shall cause the resignation of its officers and directors effective upon consummation of the Tender Offer.

     10. Break-up Fee. (i) In the event that Cedar enters into an agreement in respect of a Competing Transaction prior to or during the pendency of the Tender Offer or Cedar's board of directors does not recommend to the shareholders of Cedar that they tender their Shares pursuant to the Tender Offer or withdraws such a recommendation, then Cedar shall be obligated concurrently with either such event to pay to SKR, no later than the closing date of the Competing Transaction, a cash fee of $100,000.

        (ii)   Upon payment of the amount specified in clause (i) of this
     Section 10, Cedar shall have no further liability or obligation whatsoever to SKR. The provisions of clause (i) of this Section 10 shall be of no force and effect and no payment shall be made to SKR if: (a) SKR for any reason (other than the occurrence of any of the events specified in clause (i) of this Section 10) determines not to pursue the transaction with Cedar contemplated by this Agreement or SKR fails to pay for all Shares validly tendered in the Tender Offer; or (b) any regulatory approval required for the consummation of Tender Offer is not obtained.

     11. Notice. Each notice, request, demand, approval or other communication which may be or is required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been properly given when delivered personally at the address set forth below for the intended party during normal business hours at such address, when sent by facsimile or other electronic transmission to the respective facsimile transmission numbers of the parties set forth below (with receipt confirmed), or when sent by recognized overnight courier or three
(3) business days after being sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to Cedar:

          Cedar Income Fund, Ltd.
          4333 Edgewood Road N.E.
          Cedar Rapids, Iowa 52499
          Attention:  Maureen DeWald,
                      Vice President and Secretary
          Facsimile:  (319) 369-2188

          If to SKR:

          SKR Management Corp.
          44 South Bayles Avenue
          Port Washington, New York 11050
          Attention:  Brenda Walker,
                      Vice President
          Facsimile:  (516) 883-5975

Notices shall be given to such other addressee or address, or both, or by way of such other facsimile transmission number, as a particular party may from time to time designate by written notice to the other party hereto. Each notice, request, demand, approval or other communication which is sent in accordance with this Section shall be deemed given and received for all purposes of this Agreement as of two business days after the date of deposit thereof for mailing in a duly constituted United States post office or branch thereof, one business day after deposit with a recognized overnight courier service or upon confirmation of receipt of any facsimile transmission. Notice given to a party hereto by any other method shall only be deemed to be given and received when actually received in writing by such party.

     12.    Governing  Law.   This Agreement shall  be  governed  by  and
construed in accordance with the laws of State of Iowa.

    13. Entire Agreement. This Agreement contains all of the terms and conditions agreed upon by the parties hereto, and no other agreements, oral or otherwise, regarding the subject matter hereof shall be deemed to exist or bind the parties hereto unless in writing and executed by the parties hereto.

     14. Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. If required by SKR, Cedar agrees to provide a list of shareholders to SKR for the purpose of allowing SKR to mail the appropriate materials to shareholders with respect to the Tender Offer.

    15. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     16.    Amendments.   This Agreement cannot be amended  except  in  a
writing signed by both parties hereto.

     17. Assignment. SKR may assign its rights under this Agreement to a new entity formed by SKR or persons affiliated with SKR for the purpose of consummating the transactions contemplated by this Agreement; provided, however, that SKR shall remain primarily liable for the obligations contained in this Agreement.

     18. Acknowledgment. Notwithstanding Section 2 (iv) above, SKR acknowledges that, pursuant to an Agreement of Co-Tenancy dated as of September 28, 1988, Life Investors Insurance Company of America ("LIICA") has the right, during the term of the co-tenancy contemplated by such agreement, to manage Germantown Square Shopping Center and the right to appoint a third party to do so. SKR acknowledges that LIICA has appointed Advisors and Management to perform such function and hereby consents to such appointment.

     19. Option for Extension of Certain Dates. SKR shall have the option to extend the February 12, 1998, date contained in Sections 2(iii), 2(vi), 3(ii)(b) and 4(c) of this Agreement until March 16, 1998, by giving written notice of its election to extend such date to Cedar prior to 5:00 p.m. Central Time on February 12, 1998, provided that either (i) SKR delivers to the Escrow Agent for the benefit of Cedar $250,000 in immediately available funds to be held as an increase in the Earnest Money Deposit prior to 5:00 p.m. Central Time on February 12, 1998, or (ii) the Tender Offer is required to be held open beyond February 12, 1998 as a result of an increase by SKR in the per share cash consideration to be paid in the Tender Offer. Any additional funds so delivered shall be considered part of the Earnest Money Deposit to be held pursuant to, and subject to all the terms and conditions of, this Agreement and the Escrow Agreement.

     In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

                                    Cedar Income Fund, Ltd.


                                    /s/ Maureen DeWald
                                    Vice President



                                    SKR Management Corp.


                                    /s/ Leo S. Ullman
                                    President





EXHIBIT 2.2

                            Escrow Agreement

     This Escrow Agreement is made and entered into as of December 5, 1997 by and between Cedar Income Fund, Ltd., an Iowa corporation ("Cedar"), SKR Management Corp., a New York corporation ("SKR"), and American Title Company (the "Escrow Agent").

     Whereas, concurrently with the execution of this Agreement, Cedar and SKR are entering into a Memorandum of Understanding (the "MOU") which provides for, among other things, the deposit by SKR of $750,000 (which amount may be increased in certain circumstances) with the Escrow Agent to be held for the benefit of Cedar (the "Earnest Money Deposit"); and

     Whereas, the Earnest Money Deposit is to be held by the Escrow Agent for the benefit of Cedar pursuant to the terms of this Agreement;

     Now, Therefore, in consideration of the premises and the agreements herein contained, Cedar, SKR and the Escrow Agent agree as follows:

           1. SKR hereby deposits $750,000 in immediately available funds with the Escrow Agent. By its execution hereof, the Escrow Agent acknowledges receipt of such deposit. Such deposit is referred to herein as the "Earnest Money Deposit." The Earnest Money Deposit shall be held in a separate account of the Escrow Agent segregated from all other assets or funds of or held by the
     Escrow Agent. Such separate account shall be designated as the "Cedar Escrow Account."

           2. Investment of Earnest Money Deposit. The Earnest Money Deposit shall be invested in either (a) The One Group Government Money Market Fund, or (b) The One Group Treasury Only Money Market Fund. All investment earnings on the Earnest Money Deposit shall be held pursuant to this Agreement and distributed to either Cedar or SKR as provided in Section 3 hereof. The Escrow Agent shall have no responsibility for the loss of principal or interest as a result of the investment of any funds held pursuant to this Agreement, provided that such funds are invested in accordance with the instructions set forth in this Section 2.

          3. Distribution of Earnest Money Deposit. (a) The Escrow Agent shall distribute the Earnest Money Deposit, together with investment earnings thereon, to SKR promptly upon receipt of written notice from Cedar that a Repayment Event (as defined in the MOU) has occurred. (b) The Escrow Agent shall distribute the Earnest Money Deposit, together with investment earnings thereon, to Cedar promptly upon receipt of written notice from Cedar that it is entitled to such distribution pursuant to Section 3(ii) of the MOU.
     (c) There shall be no partial distributions of funds held pursuant to this Agreement.

          4. Resignation of Escrow Agent. The Escrow Agent may resign as escrowee hereunder by giving written notice of its resignation to Cedar and SKR. Within 20 days after delivery of such resignation notice to Cedar and SKR, Cedar shall appoint a successor Escrow Agent, which shall be reasonably acceptable to SKR, and, upon consent in writing by such successor Escrow Agent to such appointment, the resigning Escrow Agent shall deliver the Earnest Money Deposit and any investment earnings thereon then held pursuant to this Agreement to such successor Escrow Agent. Each successor Escrow Agent shall be subject to the same duties and shall have the same rights as the initial Escrow Agent hereunder.

          5. General Provisions. This Agreement shall be subject to the following additional terms and conditions:

               (a) The Escrow Agent shall have no rights, titles, powers, authorities or discretions in respect of the Earnest Money Deposit at any time held pursuant to this Agreement, except as herein expressly provided.

               (b) Each notice, request, demand, approval or other communication which may be or is required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been properly given when delivered personally at the address set forth below for the intended party during normal business hours at such address, when sent by facsimile or other electronic transmission to the respective facsimile transmission numbers of the parties set forth below (with receipt confirmed), or when sent by recognized overnight courier or by the United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                         (i)  if to Cedar, at:
                                 Cedar Income Fund, Ltd.
                                 4333 Edgewood Road N.E.
                                 Cedar Rapids, Iowa 52499
                                 Attention:  Maureen DeWald,
                                             Vice President and Secretary
                                 Facsimile:  (319) 369-2188
                                 Confirm:    (319) 398-8818

                         (ii) if to the Escrow Agent, at:
                                 American Title Company
                                 3131 Turtle Creek Blvd., Suite 101
                                 Dallas, Texas 75219
                                 Attention:  Bo Feagin
                                 Facsimile:  (214) 528-8927
                                 Confirm:    (214) 747-2794

                         (iii)     if to SKR, at:
                                 SKR Management Corp.
                                 44 South Bayles Avenue
                                 Port Washington, New York 11050
                                 Attention:  Brenda Walker,
                                             Vice President
                                 Facsimile:  (516) 883-5975
                                 Confirm:    (516) 883-5577

          Notices shall be given to such other addressee or address, or both, or by way of such other facsimile transmission number, as a particular party may from time to time designate by written notice to the other party hereto. Each notice, request, demand, approval or other communication which is sent in accordance with this Section shall be deemed given and received for all purposes of this Agreement as of two business days after the date of deposit thereof for mailing in a duly constituted United States post office or branch thereof, one business day after deposit with a recognized overnight courier service or upon confirmation of receipt of any facsimile transmission. Notice given to a party hereto by any other method shall only be deemed to be given and received when actually received in writing by such party.

               (c) In the event conflicting demands are made upon the Escrow Agent, the Escrow Agent may, in its sole discretion, withhold performance of its duties hereunder until such time as such conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication or otherwise.

               (d) The Escrow Agent's duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement.

               (e) If any moneys held pursuant to this Agreement are at any time attached, garnished, or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such moneys shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such moneys, then and in any of such events the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which the Escrow Agent is advised by legal counsel of its own choosing is binding upon it; and if the Escrow Agent complies with any such order, writ, judgment or decree the Escrow Agent shall not be liable to any person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

               (f) The Escrow Agent shall not be personally liable for any action taken or omitted hereunder if taken or omitted by it in good faith and in the exercise of its own best judgment. The Escrow Agent shall also be fully protected in relying upon any written notice, demand, certificate or document which it in good faith believes to be genuine.

               (g)    The  Escrow  Agent  shall be  entitled  to  receive
          reasonable compensation for its services hereunder and to reimbursement for all of its expenses incurred in the performance of its duties hereunder (including, without limitation, reasonable fees and disbursements of its counsel), which compensation and reimbursement shall be paid from time to time by Cedar and SKR in equal shares.

               (h)    Cedar and SKR hereby agree to indemnify the  Escrow
          Agent for, and to hold it harmless against, any loss, liability or expense incurred without willful misconduct, gross negligence or bad faith on the part of the Escrow Agent, arising out of or in connection with entering into this Agreement and carrying out its duties hereunder, including the reasonable costs and expenses of defending itself against any such claim of liability.

               (i) Whenever under the terms hereof the time for performing an act falls upon a Saturday, Sunday or holiday, such time shall be extended to the next business day.

               (j) This Escrow Agreement shall be construed, enforced, and administered in accordance with the laws of the State of Iowa.

     In Witness Whereof, Cedar, SKR and the Escrow Agent have caused this Escrow Agreement to be executed as of the date first above written.

Cedar Income Fund, Ltd.                 SKR Management Corp.

/s/ Maureen DeWald                      /s/ Leo S. Ullman
Vice President                          President




                                        American Title Company

                                        /s/ Joseph Stoutt
                                        Vice President




EXHIBIT 2.3

                            Tender Agreement

     Tender Agreement (the "Agreement"), dated as of December 5, 1997, among the undersigned stockholders (the "Stockholders") of Cedar Income Fund, Ltd., an Iowa corporation (the "Company"), and SKR Management Corp., a New York corporation ("Buyer").

     Whereas, concurrently with the execution of this Agreement, the Company and Buyer are entering into a Memorandum of Understanding (the "Memorandum of Understanding"), which contemplates the Tender Offer (as such term is defined in the Memorandum of Understanding) by Buyer;

     Whereas, the Stockholders, which are subsidiaries of AEGON USA, Inc., own the shares of common stock, $1.00 par value per share of the Company (the "Common Stock") set forth opposite such Stockholders' respective names on Exhibit A hereto (such shares set forth on Exhibit A being referred to as the "Shares");

     Whereas, in order to induce Buyer to enter into the Memorandum of Understanding and in consideration of the substantial expenses incurred and to be incurred by Buyer in connection therewith, the Stockholders have agreed to enter into and perform this Agreement.

     Now, Therefore, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

           1. Agreement to Tender Shares. Subject to Sections 4 and 5 of this Agreement, each of the Stockholders shall tender or cause to be tendered to the Buyer pursuant to the Tender Offer all of such Stockholder's Shares.

           2. Limitation on Sales. During the term of this Agreement, each Stockholder agrees not to sell, assign, transfer, pledge or dispose of any of such Stockholder's Shares, except pursuant to the Tender Offer.

          3. Stockholder's Representations. Each Stockholder severally represents that: (i) such Stockholder has the complete and unrestricted power and unqualified right to enter into and perform the terms of this Agreement; (ii) this Agreement constitutes a valid and binding agreement with respect to such Stockholder, enforceable against such Stockholder in accordance with its terms; and (iii) such Stockholder owns the number of Shares indicated opposite such Stockholder's name on Exhibit A hereto free and clear of any liens, claims or encumbrances, and has the sole and unrestricted dispositive power with respect to such Shares.

           4. Term of Agreement; Termination. The term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the earliest to occur of (i) the consummation of the Tender Offer, (ii) the termination or abandonment of the Tender Offer by Buyer, (iii) the execution by Cedar of an agreement in respect of a Competing Transaction (as such term is defined in the Memorandum of Understanding), (iv) the date on which the Board of Directors of Cedar ceases to recommend to the shareholders of Cedar that they tender their Common Stock to Buyer pursuant to the Tender Offer (v) termination of the Memorandum of Understanding, or (vi) February 12, 1998 (unless Buyer receives an extension of such date pursuant to Section 19 of the Memorandum of Understanding, in which case such date shall be March 16, 1998); provided, however, that, upon the occurrence of a Triggering Event (as defined below), the provisions of Section 5 shall remain operative for so long as is necessary for such provisions to operate in accordance with their terms. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, that the provisions of Sections 5(f) and 5(g) shall survive termination of this Agreement and any such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

           5. Buyer Purchase Option. (a) Upon receipt of notice from any Stockholder of a "Triggering Event" (as defined below), Buyer shall have the right and option, without the obligation (the "Option"), exercisable in accordance with the terms and provisions set forth herein, to purchase the Shares owned by the Stockholders.

          (b)    As  used  herein,  "Triggering  Event"  shall  mean  the
     occurrence of the following: (i) the proposal by any person or group of persons of a Competing Transaction in which the consideration to be received by holders of Cedar Common Stock is in excess of $7.00 per share in cash and which is applicable to each share of Cedar Common Stock outstanding (other than any shares of Cedar Common Stock owned by the person or group of persons proposing such Competing Transaction or any of their respective affiliates), and (ii) the withdrawal by the Board of Directors of Cedar of its recommendation or proposed recommendation to the shareholders of Cedar that they tender their shares in the Tender Offer.

          (c) Each Stockholder agrees to provide written notice of a Triggering Event to Buyer not later than the next business day after its having knowledge of the occurrence thereof. Such notice may be given by AEGON USA, Inc. or any entity affiliated with AEGON USA, Inc., on behalf of the Stockholders.

         (d) Buyer shall have until 5:00 p.m. Central Time on the third business day after receipt of the written notice referred to in
     Section 5(c) above to notify the Stockholders in writing of its intent to purchase the Shares pursuant to the Option. The Option may only be exercised as to all of the Shares covered by this Agreement. In the event such written notice is not received by the Stockholders by such time, the Option shall terminate. Such notice from the Buyers to the Stockholders may be given to the party giving the notice contemplated by Section 5(c) on behalf of the Stockholders.

         (e) Unless otherwise agreed by the parties, the closing of any sale and purchase of the Shares pursuant to the Option shall take place either (i) at the offices of Cedar on the second business day prior to the proposed consummation of a Competing Transaction giving rise to a Triggering Event, or (ii) through the tender of the Shares to Buyer pursuant to the Tender Offer. Payment of the purchase price for the Shares shall be made in cash in immediately available funds.

          (f) The purchase price payable by Buyer upon exercise of the Option shall be equal to the price per share payable in the Competing Transaction giving rise to the Triggering Event; provided, however, in the event the price per share paid by Buyer in the Tender Offer or in such Competing Transaction is increased (i) after Buyer has given notice of its intent to exercise the Option, then Buyer shall pay to the Stockholders in cash at the closing contemplated by Section 5(e) above an additional amount per share for the Shares to be purchased pursuant to the Option equal to the difference between (x) the highest price per share paid or to be paid by Buyer in the Tender Offer or in such Competing Transaction, as applicable, and (y) the per share purchase price previously anticipated to be paid by Buyer to the Stockholders, or (ii) after Buyer has purchased the Shares pursuant to the Option, then Buyer shall promptly pay to the Stockholders in cash an additional amount per share for the Shares so purchased equal to the difference between (x) the highest price per share paid by Buyer in the Tender Offer or in any Competing Transaction, as applicable, and (y) the
     per   share  purchase  price  previously  paid  by  Buyer   to   the
     Stockholders.

         (g) Notwithstanding the foregoing, if the Shares are purchased by Buyer pursuant to the Option, and subsequent thereto either (i) the Tender Offer is not consummated (other than as a result of a failure of the Tender Offer because at least a majority of the outstanding shares of Cedar were not tendered), or (ii) a Competing Transaction giving rise to a Triggering Event is not consummated, then upon notice by any Stockholder, the Stockholders shall have the right to repurchase the Shares from Buyer at the same price paid by Buyer therefor on the business day following the giving of such notice. Payment of the purchase price for the Shares shall be made in cash in immediately available funds. Buyer shall deliver such Shares free and clear of any liens, claims or encumbrances created or incurred as a result of any action or inaction of Buyer.

           6. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by all parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

           7. Notice. Each notice, request, demand, approval or other communication which may be or is required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been properly given when delivered personally at the address set forth below for the intended party during normal business hours at such address, when sent by facsimile or other electronic transmission to the respective facsimile transmission numbers of the parties set forth below (with receipt confirmed), or when sent by recognized overnight courier or three (3) business days after being sent by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to Buyer:

          SKR Management Corp.
          44 South Bayles Avenue
          Port Washington, New York 11050
          Attention:  Brenda Walker, Vice President
          Facsimile:  (516) 883-5975

          If to the Stockholders, as set forth on Exhibit A:

     Notices shall be given to such other addressee or address, or both, or by way of such other facsimile transmission number, as a particular party may from time to time designate by written notice to the other party hereto. Each notice, request, demand, approval or other communication which is sent in accordance with this Section shall be deemed given and received for all purposes of this Agreement as of two business days after the date of deposit thereof for mailing in a duly constituted United States post office or branch thereof, one business day after deposit with a recognized overnight courier service or upon confirmation of receipt of any facsimile transmission. Notice given to a party hereto by any other method shall only be deemed to be given and received when actually received in writing by such party.

          8.   Miscellaneous.

          (a) This Agreement shall be deemed a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Iowa, without reference to its conflicts of law principles.

          (b) If any provision of this Agreement or the application of such provision to any person or circumstances shall be held invalid or unenforceable by a court of competent jurisdiction, such provision or application shall be unenforceable only to the extent of such invalidity or unenforceability, and the remainder of the provision held invalid or unenforceable and the application of such provision to persons or circumstances, other than the party as to which it is held invalid, and the remainder of this Agreement, shall not be affected.

           (c)     This  Agreement  may  be  executed  in  one  or   more
     counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

          (d)    All  Section  headings herein  are  for  convenience  of
     reference  only  and  are  not  part  of  this  Agreement,  and   no
     construction or reference shall be derived therefrom.

     In Witness Whereof, the parties hereto have executed and delivered this Tender Agreement as of the date first written above.

SKR Management Corp.

/s/ Leo S. Ullman
President


Stockholders:

PFL Life Insurance Company

/s/ Lindsay Schumacher
Vice President


Bankers United Life Assurance Company

/s/ Lindsay Schumacher
Vice President


Life Investors Insurance Company of America

/s/ Lindsay Schumacher
Vice President


Aegon USA Realty Advisors, Inc.

/s/ Lindsay Schumacher
Vice President


First AUSA Life Insurance Company

/s/ Lindsay Schumacher
Vice President


                          Exhibit A


 Name, Address and Facsimile Number            Number of Shares
           of Stockholder

PFL Life Insurance Company                        375,550
4333 Edgewood Road NE
Cedar Rapids, IA 52499
Attention:  Maureen DeWald
Fax:  319-369-2188

Bankers United Life Assurance                      84,700
Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499
Attention:  Maureen DeWald
Fax:  319-369-2188

Life Investors Insurance Company                   76,000
   of America
4333 Edgewood Road NE
Cedar Rapids, IA 52499
Attention:  Maureen DeWald
Fax:  319-369-2188

AEGON USA Realty Advisors, Inc.                    44,317
4333 Edgewood Road NE
Cedar Rapids, IA 52499
Attention:  Maureen DeWald
Fax:  319-369-2188

First AUSA Life Insurance Company                   4,000
4333 Edgewood Road NE
Cedar Rapids, IA 52499
Attention:  Maureen DeWald
Fax:  319-369-2188





EXHIBIT 99

                              CONTACT:  Alan F. Fletcher
                                        Vice President and Treasurer
                                        (319) 398-8849

FOR IMMEDIATE RELEASE


        CEDAR INCOME FUND, LTD. REPORTS AN AGREEMENT


CEDAR RAPIDS, IOWA--December 5, 1997--Cedar Income Fund,

Ltd. today announced that it has entered into a Memorandum

of Understanding with an unaffiliated entity (the "Buyer")

pursuant to which the Buyer, subject to certain conditions,

will commence a cash tender offer on or prior to January 15,

1998, for all of the outstanding shares of common stock of

Cedar for $7.00 per share.  It is anticipated that the

closing of the tender offer will be subject to certain

conditions, including the tender of at least a majority of

the outstanding shares of Cedar.  AEGON USA, Inc.,

beneficial owner of approximately 26% of the outstanding

shares of Cedar, has agreed with the Buyer, subject to

certain conditions, to tender its shares of Cedar.



"This transaction is consistent with the expectation of the

Company since its inception to liquidate approximately ten

years following the Company's initial public offering

(completed in 1986)," stated Patrick E. Falconio, Chairman

of the Board of Directors of Cedar and also an officer of

AEGON.



Cedar Income Fund, Ltd. is a real estate investment trust

headquartered in Cedar Rapids, Iowa and administered by

AEGON USA Realty Advisors, Inc.  Shares of Cedar Income

Fund, Ltd. are traded over-the-counter on the NASDAQ System

under the symbol CEDR.